Exhibit 99.1

STOCK REPURCHASE AGREEMENT

BY AND BETWEEN

RELATIONAL

AND

PMC-SIERRA, INC.

DATED AS OF MAY 13, 2015

Table of Contents

Page
ARTICLE I
REPURCHASE
Section 1.1	Repurchase of Common Stock	1
Section 1.2	Expenses	1
Section 1.3	Closing	1
Section 1.4	Closing Deliveries	1
ARTICLE II
COVENANTS
Section 2.1	Public Announcement	2
Section 2.2	Public Filings	2
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF RELATIONAL
Section 3.1	Existence; Authority	2
Section 3.2	Approvals	2
Section 3.3	Enforceability	2
Section 3.4	Ownership	2
Section 3.5	Good Title Conveyed	3
Section 3.6	Absence of Litigation	3
Section 3.7	Receipt of Information and Other Acknowledgements	3
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Section 4.1	Authority Relative to this Agreement	3
Section 4.2	Approval	4
Section 4.3	Funds	4
ARTICLE V
ADDITIONAL AGREEMENTS
Section 5.1	Additional Agreements	4
Section 5.2	Restrictions on Dispositions	4
ARTICLE VI
CONDITIONS TO CLOSING OF THE COMPANY
Section 6.1	Representations and Warranties	4
Section 6.2	Performance	5
Section 6.3	Closing Certificate	5
Section 6.4	Certificates and Documents	5

-i-

-ii-

STOCK REPURCHASE AGREEMENT

THIS STOCK REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of May 13, 2015 by and among Relational Investors LLC (“Relational Investors”), Relational Investors Mid-Cap Fund I, L.P., Relational Investors Mid-Cap Fund II, L.P., Relational Coast Partners, L.P., Relational Fund Partners, L.P., RH Fund I, L.P., Relational Investors IX, L.P., Relational Investors XV, L.P., Relational Investors XVI, L.P., Relational Investors XX, L.P., Relational Investors XXIII, L.P., and Relational Investors XXIV, L.P. (each of the foregoing and Relational Investors a “Relational Stockholder” and, collectively, “Relational”) and PMC-Sierra, Inc., a Delaware corporation (the “Company”).

WHEREAS, each Relational Stockholder owns such number of shares of the Company’s common stock (the “Common Stock”), par value $0.01 per share (such shares of Common Stock, collectively, the “Relational Shares”) as is set forth opposite such Relational Stockholder’s name on Schedule A hereto (the “Repurchase Schedule”);

WHEREAS, the Company and the Relational Stockholders desire to enter into a transaction whereby certain of the undersigned Relational Stockholders shall sell to the Company and the Company shall purchase from such Relational Stockholders, free and clear of any and all Liens (as defined herein) the number of Relational Shares which can be purchased for an aggregate price of $44,886,965, as set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE I

REPURCHASE

Section 1.1   Repurchase of Common Stock. The Company shall purchase from Relational, under the terms and subject to the conditions hereof and in reliance upon the representations, warranties and agreements contained herein, at the Closing (as defined below), and Relational shall sell, convey, assign, transfer and deliver to the Company such aggregate number of Relational Shares (the “Repurchase Shares”) equal to the quotient of (x) an aggregate purchase price of $44,886,965 (the “Purchase Price”) divided by (y) the last closing price of a share of Common Stock on the NASDAQ Global Select Market on the date of the Company’s entry into the Stock Repurchase Agreement less 2.5%, and rounded down to eliminate any repurchase of a fractional share. The number of Repurchase Shares to be purchased from each Relational Stockholder is set forth opposite such Relational Stockholder’s name on the Repurchase Schedule. The Purchase Price shall be allocated among the Relational Stockholders according to the number of Repurchase Shares sold by each Relational Stockholder in accordance with the Repurchase Schedule.

Section 1.2   Expenses. Except as expressly set forth in this Agreement, all fees and expenses incurred by each party hereto in connection with the matters contemplated by this Agreement shall be borne by the party incurring such fee or expense, including without limitation the fees and expenses of any investment banks, attorneys, accountants or other experts or advisors retained by such party.

Section 1.3   Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Palo Alto, California on May 14, 2015 (the “Closing Date”) or at such other time as Relational and the Company may agree in writing.

Section 1.4    Closing Deliveries.

(a)           At or prior to the Closing Date, in accordance with Section 1.1 hereof, Relational Investors shall deliver or cause to be delivered to the Company (i) the Repurchase Shares from each of the selling Relational Stockholders, as is reflected on the Repurchase Schedule, free and clear of any and all mortgages, pledges, encumbrances, liens, security interests, options, charges, claims, deeds of trust, deeds to secure debt, title retention agreements, rights of first refusal or offer, limitations on voting rights, proxies, voting agreements, limitations on transfer or other agreements or claims of any kind or nature whatsoever (collectively, “Liens”), including stock certificates, if any, representing the applicable number of Repurchase Shares, in each case, duly endorsed in blank by the applicable Relational Stockholder or with a duly executed blank stock power, or other appropriate instrument of transfer, affixed for transfer to the Company, with appropriate transfer stamps, if any, affixed and (ii) two duly completed and executed original copies of Internal Revenue Service (the “IRS”) Form W-9 or Form W-8, as applicable, for each applicable Relational Stockholder (collectively, the “Relational Closing Deliveries”); and

(b)           On the Closing Date, upon confirmation that all Repurchase Shares have been delivered in accordance with Section 1.1 and Section 1.4(a) hereof, the Company shall deliver or cause to be delivered to Relational the Purchase Price, payable by wire transfer of immediately available funds to an account or accounts that Relational Investors shall designate in writing at least two business days prior to the Closing Date (the “Company Closing Deliveries”).

ARTICLE II

COVENANTS

Section 2.1   Public Announcement. Neither Relational nor any of its Affiliates shall issue any press release or make any public statement relating to the transactions contemplated hereby (including, without limitation, any statement to any governmental or regulatory agency or accrediting body) without prior consent of the Company.

Section 2.2   Public Filings. Promptly following the date hereof, Relational shall cause to be filed with the Securities and Exchange Commission (the “SEC”) an amendment to their most recent Schedule 13D filing on May 11, 2015 (the “Relational 13D”), and prior to filing will provide the Company and its counsel a reasonable opportunity to review and comment upon such amendment.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF RELATIONAL

Each Relational Stockholder represents and warrants, jointly and severally, to the Company, as follows:

Section 3.1   Existence; Authority. Each Relational Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each Relational Stockholder has all requisite competence, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

Section 3.2   Approvals. No material consent, approval, authorization or order of, or registration, qualification or filing, other than any filing with the SEC required under the Securities Act or the Exchange Act in connection with the execution of this Agreement (including an amendment to the Relational 13D and a Form 4), with, any court, regulatory authority, governmental body or any other third party is required to be obtained or made by the Relational Stockholders for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

Section 3.3   Enforceability. This Agreement has been duly and validly executed and delivered by Relational, and, upon its execution and delivery will constitute the legal, valid and binding obligations of Relational, enforceable against it in accordance with its terms, except as such enforceability may be affected by bankruptcy, insolvency, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles.

Section 3.4   Ownership. Each Relational Stockholder is the owner of the number of Relational Shares set forth opposite its name on the Repurchase Schedule, free and clear of any and all Liens. Each Relational Stockholder has full power and authority to transfer full legal ownership of the number of Repurchase Shares set opposite its name on the Repurchase Schedule to the Company, and is not required to obtain the approval of any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, other entity, government or any agency or political subdivision thereof (“Person”) to effect the sale of the Repurchase Shares.

Section 3.5   Good Title Conveyed. All Repurchase Shares sold by Relational hereunder, shall be free and clear of any and all Liens and good, valid and marketable title to such Relational Shares will effectively vest in the Company at the Closing.

Section 3.6   Absence of Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of Relational, threatened against Relational that could impair the ability of Relational to perform its obligations hereunder or to consummate the transactions contemplated hereby.

Section 3.7   Receipt of Information and Other Acknowledgements.

(a)           Each Relational Stockholder hereby represents and acknowledges that it is a sophisticated investor and that it knows that the Company may have material confidential information concerning the Company and its condition (financial and otherwise), results of operations, businesses, properties, plans and prospects and that such information could be material to each Relational Stockholder’s decision to sell the Repurchase Shares or otherwise materially adverse to each Relational Stockholder’s individual or collective interests. Each Relational Stockholder acknowledges and agrees that the Company shall have no obligation to disclose to it any such information and hereby waives and releases, to the fullest extent permitted by law, any and all claims and causes of action it has or may have against the Company and their respective Affiliates, officers, directors, employees, agents and representatives based upon, relating to or arising out of nondisclosure of such information or the sale of the Repurchase Shares hereunder.

(b)           Each Relational Stockholder further represents that it has adequate information concerning the business and financial condition and prospects of the Company to make an informed decision regarding the sale of the Repurchase Shares and has, independently and without reliance upon the Company, made its own analysis and decision to sell the Repurchase Shares, and has, independently and without reliance upon the Company, made its own analysis and decision to sell the Repurchase Shares. With respect to legal, tax, accounting, financial and other considerations involved in the transactions contemplated by this Agreement, including the sale of the Repurchase Shares, no Relational Stockholder is relying on the Company (or any agent or representative thereof). Each Relational Stockholder has carefully considered and, to the extent it believes such discussion necessary, discussed with professional legal, tax, accounting, financial and other advisors the suitability of the transactions contemplated by this Agreement, including the sale of the Repurchase Shares. Each Relational Stockholder acknowledges that none of the Company or any of their respective directors, officers, subsidiaries or Affiliates has made or makes any representations or warranties, whether express or implied, of any kind except as expressly set forth in this Agreement, and the Company hereby disclaims any other express or implied representations or warranties.

(c)           Each Relational Stockholder represents that (i) it is an “accredited investor” as defined in Rule 501 promulgated under the Securities Act of 1933, as amended, and (ii) the sale of the Repurchase Shares (i) was privately negotiated in an independent transaction and (ii) does not violate any rules or regulations applicable to any Relational Stockholder.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Relational, as follows:

Section 4.1   Authority Relative to this Agreement. The Company has the requisite corporate power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including the purchase of the Repurchase Shares, have been duly authorized by the Company’s board of directors, including approval by the Company’s audit committee, and no other corporate, stockholder or other proceedings or other actions on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by the terms of this Agreement, applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

Section 4.2   Approval. No material consent, approval, authorization or order of, or registration, qualification with, any court, regulatory authority, governmental body or any other third party is required to be obtained or made by the Company for the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby.

Section 4.3   Funds. The Company will have as of the Closing sufficient cash available to pay the Purchase Price to Relational on the terms and conditions contained herein, and there will be no restriction on the use of such cash for such purpose.

ARTICLE V

ADDITIONAL AGREEMENTS

Section 5.1   Additional Agreements. The parties shall and shall cause their Affiliates to take such action and execute, acknowledge and deliver such agreements, instruments and other documents as the other party may reasonably require from time to time in order to carry out the purposes of this Agreement.

Section 5.2   Restrictions on Dispositions. Relational hereby agrees and acknowledges that from and after the Closing, neither Relational nor any of its Affiliates shall directly or indirectly (including through the disposition or transfer of any equity interest in another Person), alone or in concert with others, in one transaction or a series of transactions, sell, grant any option or rights with respect to or otherwise dispose of any shares of Common Stock beneficially owned by it or them, whether solely or jointly with other Persons, to any other Person until the first business day after the first earnings announcement by the Company subsequent to the Closing (the “Restrictions End Date”). Notwithstanding the foregoing, the Restrictions End Date shall be no later than July 31, 2015. During the one year period beginning on the Restrictions End Date, Relational further agrees and acknowledges that neither Relational nor any of its Affiliates shall directly or indirectly (including through the disposition or transfer of any equity interest in another Person), alone or in concert with others, in one transaction or a series of transactions, sell, grant any option or rights with respect to or otherwise dispose of 3% or more of the outstanding shares of Common Stock beneficially owned by it or them, whether solely or jointly with other Persons, to any Person who is required, or would by virtue of such sale become required, to file a Schedule 13D with the SEC with respect to the Company’s securities, except for unsolicited sales by Relational through a broker or a financial intermediary on a stock exchange or through so called “dark pools” that are not arranged by Relational or with Relational’s knowledge of the ultimate purchaser and except for the participation in a tender offer or in connection with a merger of the Company.

ARTICLE VI

CONDITIONS TO CLOSING OF THE COMPANY

The obligation of the Company to purchase the Repurchase Shares at the Closing is subject to the fulfillment on or prior to the Closing of each of the following conditions:

Section 6.1   Representations and Warranties. Each representation and warranty made by the Relational Stockholders in Article III above shall be true and correct on and as of the Closing Date as though made as of the Closing Date.

Section 6.2   Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by Relational on or prior to the Closing Date shall have been performed or complied with by Relational in all material respects.

Section 6.3   Closing Certificate. Relational shall have delivered to the Company a certificate, dated the Closing Date and signed by Kirt P. Karros, certifying, on behalf of Relational, to the effect that the conditions set forth in Sections 6.1 and 6.2 have been satisfied.

Section 6.4   Certificates and Documents. Relational shall have delivered at or prior to the Closing to the Company the Relational Closing Deliveries.

ARTICLE VII

CONDITIONS TO CLOSING OF RELATIONAL

The obligation of Relational to sell the Repurchase Shares to the Company at the Closing is subject to the fulfillment on or prior to the Closing of each of the following conditions:

Section 7.1   Representations and Warranties. Each representation and warranty made by the Company in Article IV above shall be true and correct on and as of the Closing Date as though made as of the Closing Date.

Section 7.2   Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with by the Company in all material respects.

Section 7.3   Certificate. The Company shall have delivered to Relational a certificate, dated the Closing Date and signed by an executive officer of the Company, certifying to the effect that the conditions set forth in Sections 7.1 and 7.2 have been satisfied.

Section 7.4   Documents.  The Company shall have delivered at or prior to Closing to Relational the Company Closing Deliveries.

ARTICLE VIII

MISCELLANEOUS

Section 8.1   Termination. This Agreement may be terminated prior to the Closing by mutual written consent of the Company and Relational. In the event of termination of this Agreement, there shall be no further obligation on the part of any party hereto; provided, however, notwithstanding the foregoing, this Article VIII shall survive any termination of this Agreement.

Section 8.2   Survival. Each of the representations, warranties, covenants, and agreements in this Agreement or pursuant hereto shall survive the Closing. Notwithstanding any knowledge of facts determined or determinable by any party by investigation, each party shall have the right to fully rely on the representations, warranties, covenants and agreements of the other parties contained in this Agreement or in any other documents or papers delivered in connection herewith. Each representation, warranty, covenant and agreement of the parties contained in this Agreement is independent of each other representation, warranty, covenant and agreement. Except as expressly set forth in this Agreement, no party has made any representation warranty, covenant or agreement.

Section 8.3   Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and, except as expressly set forth herein, is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder. This Agreement may be amended only by a written instrument duly executed by the Company and Relational Investors or their respective successors or permitted assigns.

Section 8.4   Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding. The parties agree that the court making any such determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of, delete specific words or phrases in, or replace any such invalid or unenforceable provision with one that is valid and enforceable and that comes closest to expressing the intention of such invalid or unenforceable provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

Section 8.5   Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that this Agreement (and any of the rights, interests or obligations of any party hereunder) may not be assigned or assumed by any party without the prior written consent of the other party hereto. Any purported assignment of a party’s rights under this Agreement in violation of the preceding sentence shall be null and void.

Section 8.6   No Third Party Beneficiaries. No Person other than the parties hereto shall have any rights or benefits under this Agreement, and nothing in this Agreement is intended to, or will, confer on any Person other than the parties hereto any rights, benefits or remedies.

Section 8.7   Counterparts; Facsimile.  This Agreement may be executed in separate counterparts, including by facsimile or PDF electronic transmission, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

Section 8.8   Specific Performance.  The Company, on the one hand, and Relational, on the other hand, acknowledge and agree that the other would be irreparably injured by a breach of this Agreement and that money damages are an inadequate remedy for an actual or threatened breach of this Agreement. Accordingly, the parties agree to the granting of specific performance of this Agreement and injunctive or other equitable relief as a remedy for any such breach or threatened breach, without proof of actual damages, and further agree to waive any requirement for the securing or posting of any bond in connection with any such remedy. Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity.

Section 8.9   Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by hand delivery, cable, telecopy or mail (registered or certified, postage prepaid, return receipt requested) to the respective parties hereto addressed as follows:

If to the Company:

PMC-Sierra, Inc. 1380 Bordeaux Drive Sunnyvale, CA 94089 Telephone: (408) 239-8000 Facsimile: (408) 239-8166 Attention: General Counsel

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP 525 University Avenue Palo Alto, CA 94301 Attention: Thomas Ivey and Amr Razzak Facsimile: (650) 470-4570

If to Relational:

Relational Investors LLC 12400 High Bluff Dr., Suite 600 San Diego, CA 92130 Attention: Jay Sitlani and Kirt Karros Telephone: (858) 704-3333 Facsimile: (858) 704-3347

Section 8.10   Certain Definitions. As used in this Agreement, (a) the term “Affiliate” shall have the meaning set forth in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, and shall include Persons who become Affiliates of any Person subsequent to the date hereof; and (b) the Company and each Relational are referred to herein individually as a “party” and collectively as “parties.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified.  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

Section 8.11   Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof that would require the application of the laws of a jurisdiction other than the State of Delaware.  Each of the parties hereto irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder or relating hereto, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder or relating hereto brought by the other party hereto shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).  Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement in any court other than the aforesaid courts.  Each of the parties hereto hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable legal requirements, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.  Each party further irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction.  Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any legal action or proceeding arising out of or relating to this Agreement.

Section 8.12   Interpretation.  The parties acknowledge and agree that this Agreement has been negotiated at arm’s length and among parties equally sophisticated and knowledgeable in the matters covered hereby. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is hereby waived.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Repurchase Agreement to be duly executed and delivered as of the date first above written.

RELATIONAL INVESTORS, LLC

By:
Name: David H. Batchelder
Title: Principal

RELATIONAL INVESTORS MID-CAP FUND I, L.P.
By: Relational Investors, LLC, as General Partner

By:
Name: David H. Batchelder
Title: Principal

RELATIONAL INVESTORS MID-CAP FUND II, L.P.
By: Relational Investors, LLC, as General Partner

By:
Name: David H. Batchelder
Title: Principal

RELATIONAL COAST PARTNERS, L.P.
By: Relational Investors, LLC, as General Partner

By:
Name: David H. Batchelder
Title: Principal

RELATIONAL FUND PARTNERS, L.P.
By: Relational Investors, LLC, as General Partner

By:
Name: David H. Batchelder
Title: Principal

RH FUND I, L.P.
By: Relational Investors, LLC, as General Partner

By:
Name: David H. Batchelder
Title: Principal

[Signature Page to Stock Repurchase Agreement]

RELATIONAL INVESTORS IX, L.P.
By: Relational Investors, LLC, as General Partner

By:
Name: David H. Batchelder
Title: Principal

RELATIONAL INVESTORS XV, L.P.
By: Relational Investors, LLC, as General Partner

By:
Name: David H. Batchelder
Title: Principal

RELATIONAL INVESTORS XVI, L.P.
By: Relational Investors, LLC, as General Partner

By:
Name: David H. Batchelder
Title: Principal

RELATIONAL INVESTORS XX, L.P.
By: Relational Investors, LLC, as General Partner

By:
Name: David H. Batchelder
Title: Principal

RELATIONAL INVESTORS XXIII, L.P.
By: Relational Investors, LLC, as General Partner

By:
Name: David H. Batchelder
Title: Principal

RELATIONAL INVESTORS XXIV, L.P.
By: Relational Investors, LLC, as General Partner

By:
Name: David H. Batchelder
Title: Principal

[Signature Page to Stock Repurchase Agreement]

PMC-Sierra, Inc.

By:
Name: Steven J. Geiser
Title: Vice President and Chief Financial Officer

[Signature Page to Stock Repurchase Agreement]

Schedule A

	Number of Shares	Dollar Amount
Relational Investors Managed Account #1	781,145	$6,374,729.06
Relational Investors Managed Account #2	536,623	$4,379,246.15
Relational Investors Managed Account #3	164,159	$1,339,660.56
Relational Investors Mid-Cap Fund I, L.P.	1,115,128	$9,100,280.83
Relational Investors Mid-Cap Fund II, L.P.	1,922,479	$15,688,870.50
Relational Coast Partners, L.P.	137,679	$1,123,563.90
Relational Fund Partners, L.P.	12,669	$103,388.54
RH Fund I, L.P.	123,238	$1,005,714.51
Relational Investors IX, L.P.	157,921	$1,288,753.80
Relational Investors XV, L.P.	146,424	$1,194,929.66
Relational Investors XVI, L.P.	65,339	$533,215.24
Relational Investors XX, L.P.	132,104	$1,078,067.72
Relational Investors XXIII, L.P.	185,152	$1,510,979.18
Relational Investors XXIV, L.P.	20,288	$165,565.30

	5,500,348	$44,886,964.95